UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2015
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On January 27, 2015, Illinois Tool Works Inc. (the “Company”) announced its 2014 fourth quarter results of operations in the press release furnished as Exhibit 99.1. The Company’s presentation from the fourth quarter conference call held on January 27, 2015 is furnished as Exhibit 99.2.

Non-GAAP Financial Measures

The Company uses adjusted free operating cash flow to measure cash flow generated by operations that is available for dividends, share repurchases, acquisitions and debt repayment. The Company believes this non-GAAP financial measure is useful to investors in evaluating the Company's financial performance and measures the Company's ability to generate cash internally to fund Company initiatives. Adjusted free operating cash flow represents net cash provided by operating activities less additions to plant and equipment. Adjusted free operating cash flow is also adjusted for cash paid for income taxes related to the sale of the former Industrial Packaging segment. Adjusted free operating cash flow is a measurement that is not the same as net cash flow from operating activities per the statement of cash flows and may not be consistent with similarly titled measures used by other companies. A reconciliation of adjusted free operating cash flow to net cash provided by operating activities is included in the press release furnished as Exhibit 99.1.

The Company uses adjusted return on average invested capital (“adjusted ROIC”) to measure the effectiveness of its operations' use of invested capital to generate profits. Adjusted ROIC is a non-GAAP financial measure that the Company believes is a meaningful metric to investors in evaluating the Company's financial performance and may be different than the method used by other companies to calculate ROIC. Adjusted average invested capital represents the net assets of the Company, excluding cash and equivalents and outstanding debt, as they do not represent capital investment in the Company's operations. Adjusted average invested capital also excludes the Company's net investment in the former Industrial Packaging segment and the equity investment in the Wilsonart business (formerly the Decorative Surfaces segment). Average invested capital is calculated using balances at the start of the period and at the end of each quarter. A calculation of adjusted ROIC is included in the press release furnished as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Description
	99.1	Press Release issued by Illinois Tool Works Inc. dated January 27, 2015 (furnished pursuant to Item 2.02).
	99.2	Presentation from Illinois Tool Works Inc. fourth quarter conference call on January 27, 2015 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: January 27, 2015	By: /s/ Michael M. Larsen
Michael M. Larsen
Senior Vice President & Chief Financial Officer